UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant To Section 13 Or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report - April 4, 2003
                        (Date of Earliest Event Reported)

                                   WICKES INC.
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-14967



         Delaware                                              36-35544758
---------------------------                               ----------------------
(State of Incorporation)                                    (I.R.S. Employer
                                                            Identification No.)


706 North Deerpath Drive, Vernon Hills, Illinois                    60061
------------------------------------------------            --------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:            (847) 367-3400




Item 1.        Changes in Control of Registrant.

               As previously disclosed, Wickes Inc. was informed that on April 4, 2003 Riverside Group, Inc. transferred to Imagine Investments, Inc. 2,797,743 shares of Wickes' common stock, or approximately 33.7% of the Company's outstanding shares, in settlement of approximately $13.9 million of debt owed by Riverside to Imagine. In addition, Riverside granted to Imagine an immediately exercisable option to purchase 53,700 shares of Wickes common stock at an aggregate exercise price of $268,500, payable by the exchange of additional indebtedness of Riverside to Imagine. The option expires ten days after the payment in full of all amounts owed by Riverside to Imagine. According to an amendment to Riverside's Schedule 13D filed with the Securities and Exchange Commission on April 7, 2003, approximately 2,016,168 of the shares of Wickes common stock transferred to Imagine and all 53,700 shares subject to the option granted to Imagine have been pledged by Riverside to secure indebtedness to third parties and remain subject to such third party interests.

               As a result of this transaction, Imagine and its affiliates currently beneficially own 4,308,443 shares of Wickes common stock, or approximately 51.9% of the Company's outstanding shares and, therefore, may be deemed to control Wickes.

               In connection with the disposition of Wickes common stock to Imagine, J. Steven Wilson, Chairman and Chief Executive Officer of Riverside, resigned as the Chairman and Chief Executive Officer of Wickes, a position he had held since 1991.
               Concurrently, Mr. Wilson entered into an agreement with the Company pursuant to which the Company made a $1.0 million payment to him. A copy of the agreement is filed as Exhibit 10.1.

               Robert E. Mulcahy III, a director since 1988, has been appointed Chairman of Wickes Inc. In addition, the Wickes Board of
               Directors established an Executive Management Committee consisting of James R. Detmer, Senior Vice President of Distribution, Logistics and Manufacturing; Jimmie J. Frank, Senior Vice President of Merchandising and Sales; and James A. Hopwood, Senior Vice President and Chief Financial Officer. The Executive Management Committee is responsible for overseeing the Company's operations on a day-to-day basis, and its members serve as the co-Principal Executive Officers of Wickes.

Item 7.        Financial Statements and Exhibits.
               (c)  Exhibits
                    10.1 Agreement dated April 4, 2003 by and between Wickes Inc. and J. Steven Wilson

                                    SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:    April 16, 2003

                                   WICKES INC.



                                                 By:     /s/ James A. Hopwood
                                                      -----------------------
                                                         James Hopwood
                                                         Chief Financial Officer

Exhibit 10.1



                                    AGREEMENT


     THIS AGREEMENT is made this ____ day of April, 2003 (the "Agreement") by and between Wickes Inc., a Delaware corporation (the "Company"), and J. Steven Wilson ("Wilson").

                              W I T N E S S E T H:


     WHEREAS, Wilson currently is serving the Company as its Chief Executive Officer and President and as a Member of its Board of Directors;

     WHEREAS, the Company is aware that Riverside Group, Inc. ("Riverside") and Imagine Investments, Inc. ("Imagine") are currently negotiating a transaction which would result in Imagine, together with its affiliates and associates, beneficially owning 50% or more of the Company (such transaction the "Change of Control Transaction");

     WHEREAS, Wilson desires to devote his full time and attention to the business of Riverside following the Change of Control Transaction, and therefore, has determined to resign as Chief Executive Officer and President of the Company and as a member of the Company's Board of Directors (collectively, the "Resignation"); and

     WHEREAS, in connection with the Resignation, the parties wish to amicably and mutually settle all affairs between them and to set forth their agreements regarding the Resignation as of the effective date of the Resignation (the "Resignation Date") and on the terms hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements hereinafter set forth, the parties, intending to be legally bound hereby, agree as follows:

     1. Compensation. The Company shall pay Wilson the sum of One Million Dollars ($1,000,000) (less any payroll deductions required by law) no later than ten (10) business days after the Resignation Date, via wire transfer by the Company to an account designated by Wilson, in writing, in lieu of any severance pay or bonus which Wilson may be entitled to under any other severance pay or bonus plan, practice or arrangement established or maintained by the Company.

     2. Termination of Benefits. Wilson's participation in the Company's employee benefit plans, policies and programs, shall terminate as of the last calendar day of the month in which the Resignation Date occurs; provided that the Company shall reimburse Wilson for all reasonable business expenses incurred by Wilson, in accordance with the Company's policies, through the Resignation Date regardless of when such expenses become due and payable. In addition, the Company shall take all reasonable steps to permit Wilson's outstanding loan under its 401(k) plan to remain outstanding on its current repayment schedule. Promptly following execution of this Agreement, the Company shall provide Wilson with information regarding his option to continue his and his dependents' coverage under the Company's group medical insurance plan in accordance with the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA"). In addition to the foregoing option pursuant to COBRA, Wilson shall have whatever conversion rights are provided to him under the terms of the applicable benefit plans as a terminated employee.

     3. Release by Wilson. Effective as of the Resignation Date, Wilson, for himself, his heirs, executors, administrators, and assigns, does hereby fully, finally and forever release and discharge the Company its subsidiaries and their respective predecessors, successors and assigns, and their current or former shareholders, directors, officers, employees, agents, and attorneys (in their respective capacities as current or former shareholders, directors, officers, employees, agents and attorneys of and for the Company) (hereinafter the "Wickes Releasees") of and from any and all claims, demands, actions, causes of action, suits, damages, losses, expenses and attorneys' fees of any kind and every nature whatsoever, whether known or unknown, which he has or may have against the Wickes Releasees, and each of them, growing out of or arising from or pertaining to any transaction, dealing, employment relationship, conduct, act or omission, or any other matters or things occurring or existing at any time prior to the date of execution hereof, including but not limited to wrongful discharge, breach of contract, tort, defamation, the Civil Rights laws, Employee Retirement Income Security Act, or any other federal, state or local law relating to employment, termination of employment, discrimination in employment, wages, benefits or otherwise, provided, however, that this release excludes any class action (other than a class-action initiated by Wilson or a class-action that Wilson has caused to be initiated) brought on behalf of the shareholders of the Company, in which Wilson would otherwise be included as a member of the class. This release also excludes Wilson's right to enforce the terms of this Agreement.

     4. Release by Company. Effective as of the Resignation Date, the Company, its subsidiaries and their respective predecessors, successors and assigns, do hereby fully, finally and forever release and discharge Wilson, his heirs, executors, administrators, and assigns, (hereinafter the "Wilson Releasees") of and from any and all claims, demands, actions, causes of action, suits, damages, losses, expenses and attorneys' fees of any kind and every nature whatsoever, whether known or unknown, which they have or may have against the Wilson Releasees, and each of them, growing out of or arising from or pertaining to any transaction, dealing, employment relationship, conduct, act or omission, or any other matters or things occurring or existing at any time prior to the date of execution hereof, provided, however, that this release excludes any claims involving or relating to any fraud or criminal conduct by Wilson and any direct or derivative claims brought against Wilson by shareholders arising out of or relating to Wilson's services as a director of the Company or its subsidiaries, subject to Wilson's rights to indemnification, as provided in paragraph 10, below. This release excludes the Company's right to enforce the terms of this Agreement.

     5. Confidential Information.

     (a) Wilson agrees that he shall not hereafter, at any time, disclose in any manner or for any reason, without the Company's prior written consent, any confidential business information (not already or hereafter otherwise made public) about the affairs and business of the Company and its subsidiaries or make the same available, to any competitor of the Company (including its subsidiaries), or a subsidiary or affiliate of such competitor, or any person or organization (except to other employees of the Company or its subsidiaries in the course of their employment) unless Wilson is required to make such disclosure pursuant to a valid subpoena or court order or otherwise required under the law.

     (b) Wilson understands and agrees that the covenants, restrictions and prohibitions against disclosure of confidential information in paragraph 4(a) above are in addition to, and not in lieu of, any rights or remedies which the Company or its subsidiaries may have available pursuant to the laws of any jurisdiction or at common law to prevent disclosure of trade secrets or proprietary information, and the enforcement by the Company or its subsidiaries of their respective rights and remedies pursuant to this Agreement shall not be construed as a waiver of any other rights or available remedies which they may possess in law or equity absent this Agreement.

     6. Return of Property; Access to Former Office.

     (a) Within twenty (20) business days after the Resignation Date, except as otherwise agreed between Wilson and the Company, Wilson will return to the Company all property of the Company in his possession or control (whether maintained at his former office, home or elsewhere), including, without limitation, all lists, books and records of the Company (and all copies thereof), all data or other information concerning the Company recorded, stored, maintained or operated by electronic, mechanical or photographic process, whether computerized or not, all copies of all management studies, business or strategic plans, budgets, notebooks and all other printed, typed or written materials, documents and data of or relating to the Company or any of its subsidiaries.

     (b) After the Resignation Date, the Company shall allow Wilson to have reasonable access to his former office for the purpose of retrieving his personal property and documents. At the Company's option, Wilson shall have such access after business hours.

     7. Non-Disparagement. Wilson agrees he will not make any false, disparaging or derogatory statements regarding the Company or its subsidiaries or any of their respective current or former shareholders, directors, officers, employees, agents or representatives (in their respective capacities as current or former shareholders, directors, officers, employees, agents or representatives of the Company or its subsidiaries). The Company shall cause the senior officers and directors of the Company (in their respective capacities as senior officers and directors of the Company) not to make any false, disparaging or derogatory statements regarding Wilson. The foregoing shall not preclude the filing and prosecution of any legal claims in respect of the matters excluded from the releases set forth in this Agreement.

     8. Non-Admissions. Neither by offering to make nor by making this Agreement does any party admit any failure of performance, wrongdoing, or violation of law.

     9. Representations and Warranties.

     (a) Wilson represents and warrants to the Company as follows: (i) he has full legal right, power and authority to enter into and perform all of his obligations under this Agreement; (ii) this Agreement and all terms hereof are fair, reasonable and are not the result of any fraud, duress, coercion, pressure or undue influence exercised by the Company or its representatives; (iii) the execution and delivery of this Agreement by him will not violate any other agreement to which he is a party; (iv) no consent of any third party is required for the execution and performance of this Agreement by him; and (v) this Agreement has been duly executed and delivered by him and constitutes a legal, valid and binding agreement of him, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws, now or hereafter in effect, affecting creditors' rights and remedies generally and to general principles of equity.

     (b) The Company represents and warrants to Wilson as follows: (i) the Company has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby; (ii) the execution, delivery and performance of this Agreement has been duly authorized and approved by all required corporate action on the part of the Company, including approval by its Board of Directors; (iii) this Agreement has been duly executed and delivered by the Company and is a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws, now or hereafter in effect, affecting creditors' rights and remedies generally and to general principles of equity; (iv) the execution and delivery of this Agreement by the Company will not constitute a breach under (with or without notice or the passage of time or both) or violate the Company's certificate of incorporation or by-laws, any agreement to which the Company is a party or any law, regulation, rule or ordinance to which the Company is subject; and (v) no consent of any third party is required for the execution and performance of this Agreement by the Company.

     10. Indemnification. The Company agrees that if Wilson is made a party, or is threatened to be made a party, to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he was a director, officer or employee of the Company or was serving at the request of the Company as director, officer, member, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether or not the basis of such Proceeding is Wilson's alleged action in an official capacity while serving as director, officer, member, employee or agent, Wilson shall be indemnified and held harmless by the Company to the fullest extent permitted or authorized by the Company's certificate of incorporation and bylaws or, if greater, by the laws of the State of Delaware, against all cost, expense, liability and loss (including without limitation, attorney's fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by Wilson in connection therewith, and such indemnification shall continue as to Wilson even though he has ceased to be a director, member, employee or agent of the Company or other entity and shall inure to the benefit of Wilson's heirs, executors and administrators. The Company shall advance to Wilson all reasonable costs and expenses, including attorney's fees, incurred by him in connection with a Proceeding within 20 days after receipt by the Company of a written request for such advance. Such request shall include an undertaking by Wilson to repay the amount of such advance if it shall ultimately by determined that he is not entitled to be indemnified against such costs and expenses.

     11. Notice. All notices, requests and other communications to any party hereunder shall be given or made in writing and mailed (by registered or certified mail or by overnight courier) or delivered by hand as follows:

     (a) if to the Company, to it at its principal executive office,  Attention:
Timothy A. White, Director of Human Resources

     (b) if to Wilson, to him at:

                                    J. Steven Wilson
                                    7800 Beltfort Parkway
                                    Suite 100
                                    Jacksonville, Florida 32256
                                    Facsimile No.:  904/296-0584

or such address as such party may hereafter specify for the purpose of notice to the other party hereto. Each such notice, request or other communication shall be effective when, if delivered by hand, received by the party to which it is addressed or, if mailed in the manner described above, on the third business day after the date of mailing.

     12. Successors and Assigns. The rights and obligations of the Company and its subsidiaries under this Agreement shall inure to the benefit and be binding upon their successors and assigns and any entity to which their assets and business may be transferred by operation of law or otherwise. This Agreement is personal to Wilson, and Wilson shall not, without the written consent of the Company, assign his rights or obligations hereunder other than by will or the laws of descent and distribution, but the provisions hereof shall inure to the benefit of and be enforceable by Wilson's heirs and legal representatives.

     13. Governing Law. This Agreement shall be construed in accordance with and governed by the substantive laws of the State of Illinois, without regard to the choice of law rules thereof.

     14. Press Release. Wilson and the Company will agree on the text of a press release announcing his departure from the Company and resignation from the Company's Board of Directors.

     15. Complete Understanding. This Agreement supersedes any prior contracts, understandings, discussions and agreements between Wilson and the Company and constitutes the complete understanding between the parties with respect to the subject matter hereof. No statement, representation, warranty or covenant has been made by either party with respect hereto except as expressly set forth therein.

     16. Modification; Waiver.

     (a) This Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and Wilson or in the case of a waiver, by the party against whom the waiver is to be effective.

     (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and shall not be exclusive of any rights or remedies provided by law or at equity.

     17. Headings. The section headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of this Agreement.

     18. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by the other party hereto.

     19. Termination. This Agreement shall terminate and have no force or effect
if  the  Change  of  Control   Transaction  and  Resignation  do  not  occur  by
April 30, 2003.




     IN WITNESS WHEREOF, Wilson and the Company have executed this Agreement to be effective as of the ____ day of April, 2003.

                                                     WICKES INC.

                                                     By:  _____________________
                                                           Name:
                                                           Title:



                                                     By: _______________________
                                                           J. Steven Wilson